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                                                                    EXHIBIT 10.1

                                PROMISSORY NOTE
                                ---------------

$32,200,000.00                                                 January 26, 2001
                                                            Birmingham, Alabama


          FOR VALUE RECEIVED, the undersigned VESTA INSURANCE GROUP, INC., a Delaware corporation ("Vesta"), hereby promises to pay to the order of BIRMINGHAM INVESTMENT GROUP, LLC, a Delaware limited liability company ("BIG"), at its office at 17 North 20th Street, Birmingham, Alabama 35203, or at such other place as BIG may direct, in lawful money of the United States of America, the principal amount of THIRTY-TWO MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($32,200,000.00), or so much thereof as may be advanced hereunder, with interest at the rate and calculated in the manner described herein. Payment of principal and interest shall be in accordance with the following provisions:

          1.  Payment.  Vesta promises to pay the principal amount and all
              -------
accrued and unpaid interest on this Note in full on May 26, 2001 (the "Maturity Date").

          2.  Interest.    Interest shall accrue on the outstanding principal
              --------
balance hereunder at an applicable rate of nine percent (9%) per annum, and shall be payable at the Maturity Date. Interest on all principal amounts outstanding from time to time hereunder shall be calculated on the basis of a 360-day year applied to the actual number of days upon which principal is outstanding, by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360. In no event shall the rate of interest calculated hereunder exceed the maximum rate allowed by law. Any principal amount outstanding hereunder after the Maturity Date shall continue to bear interest at an applicable rate equal to nine percent (9%), calculated in the manner set forth herein.

          3.  Security.  The indebtedness evidenced hereby is secured by
              --------
5,000,000 shares of Vesta's $.01 par value, Common Stock (the "Common Stock") which number of shares may be reduced as described in the Pledge Agreement entered into by and among Vesta and BIG on January 26, 2001 (the "Pledge Agreement").

          4.  Default.  Upon default in the payment of the principal of or
              -------
interest on this Note when the same becomes due and payable, or at any time thereafter during the continuance of any such event, BIG may, with or without notice to Vesta, declare this Note to be forthwith due and payable, whereupon this Note and the indebtedness evidenced hereby shall forthwith be due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other instrument executed in connection with or securing this Note to the contrary notwithstanding.

          5.  Waivers.  Vesta and any endorser or guarantor of this Note hereby
              -------
waive demand, presentment for payment, notice of dishonor, protest, and notice of protest and diligence in collection or bringing suit and agree that the holder hereof may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Vesta and each such endorser and guarantor further waive any and all rights of exemption, both as to personal and real property, under the Constitution or laws of the United States, the State of Delaware or any other state.

          6.  Attorney Fees.  Vesta and each endorser or guarantor of this Note
              -------------
agree to pay reasonable attorneys' fees and costs incurred by BIG in collecting or attempting to collect this Note, whether by suit or otherwise.

          7.  Prepayment.  Vesta may prepay this Note, in whole or in part,
              ----------
without penalty. Any prepayment shall be applied first to accrued interest, and then to principal.

          8.  Applicable Law; Parties; Under Seal.  This Note shall be governed
              -----------------------------------
by the laws of the State of Delaware. It is intended, and Vesta and BIG specifically agree, that the laws of the State of Delaware governing interest shall apply to this Note and to this transaction. As used herein, the terms "Vesta", "BIG" and "holder" shall

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be deemed to include their respective successors, legal representatives, heirs and assigns, whether by voluntary action of the parties or by operation of law. This Note is given under the seal of all parties hereto, and it is intended that this Note is and shall constitute and have the effect of a sealed instrument according to law. This Note may not be modified except by written agreement signed by Vesta and the holder hereof, or by their respective successors or assigns.


          IN WITNESS WHEREOF, Vesta has executed, sealed and delivered this Note in Birmingham, Alabama, as of the date first set forth above.


                                         VESTA INSURANCE GROUP, INC.


                                         By: /s/ Norman W. Gale III
                                             ----------------------------
                                         Its:  President



STATE OF ALABAMA    )

COUNTY OF JEFFERSON      )

     I, the undersigned, Notary Public in and for said County in said State, hereby certify that Norman W. Gayle III, whose name as President of Vesta Insurance Group, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, (s)he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand this the 26th day of January, 2001.


                                         /s/ Anne-Marie Ellis Myers
                                         ------------------------------
                                         Notary Public
[NOTARIAL SEAL]                          My commission expires:

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